UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2018

IASO BIOMED, INC.

(Exact name of registrant as specified in its charter)

 Colorado

(State or other jurisdiction of incorporation)

333-215083	47-3474169
(Commission file number)	(IRS employer identification no.)

7315 East Peakview Avenue Centennial, Colorado	80111
(Address of principal executive offices)	(Zip code)

(720) 389-0650

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act of 1933, as amended, and   ☐

Item 8.01 Other Events.

On November 1, 2018, the Board of Directors (the “Board”) of IASO BioMed, Inc. (the “Registrant”) approved the adoption of the 2018 Stock Omnibus Plan (the “Plan”).  The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards thereunder.  The Plan allows the Board of Directors, and its Compensation Committee (“Committee”) if formed, to Award up to 4,500,000 shares of the Registrant’s $0.0001 par value common stock through the issuance of Stock Options, Stock Appreciation Rights, Restricted Stock Grants, Performance Awards, and eligible Other Share-Based Awards.  These Awards will occur from time-to-time, at the discretion of the Board or Committee on dates and in amounts to be determined, to any employee, director or consultant pursuant to the terms of the Plan.  The Plan will not be effective, and no Awards can be issued, until approved by the Company’s stockholders.

Also on November 1, 2018, the Registrant’s Board approved the issuance of warrants to purchase shares of the Corporation’s common stock to two if its executive officers.  Mr. Duane C. Knight, Chief Financial Officer of the Registrant, received a warrant to purchase up to 950,000 shares of common stock exercisable for period of three months at an exercise price of $0.001 per share.  Mr. Thomas B. Olson, Corporate Secretary of the Registrant, received a warrant to purchase up to 211,112 shares of common stock exercisable for period of three months at an exercise price of $0.001 per share.  These warrants were not issued pursuant to the 2018 Stock Omnibus Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	IASO BioMed, Inc. 2018 Stock Omnibus Plan Filed herewith.
99.2	Form of Warrant. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASO BIOMED, INC..

Date: November 6, 2018	By:	/s/ Richard M. Schell
Richard M. Schell
Chief Executive Officer

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